HOTELSATHOME

WORLDWIDE

Affinity Media International Corp. (OTCBB:AFMI)

Proposed Transaction for Shareholder Approval

December 2007

HOTELSATHOME
WORLDWIDE

Safe Harbor Statement

The attached presentation was filed with the Securities and Exchange Commission ("SEC") as part of the Form 8-K filed by Affinity Media Acquisition Corporation ("Affinity Media") on November 30th, 2007. Affinity Media is holding presentations for its stockholders, as well as other persons who might be interested in purchasing Affinity Media's securities, regarding the merger of Hotels At Home with and into a wholly-owned subsidiary of Affinity Media. A copy of the complete presentation is available at the SEC's website (http://www.sec.gov).

Affinity Media and Hotels at Home, and their respective directors, executive officers, affiliates may be deemed to be participants in the solicitation of proxies for the special meeting of Affinity Media's stockholders to be held to approve this transaction. Information with respect to the directors and officers of Affinity Media can be found in Affinity Media's annual report or form 10KSB filed with the SEC on April 12, 2007. Information about the officeholders and directors of Hotels at Home will be included in the preliminary proxy statement and definitive proxy statement to be filed by Affinity Media in connection with the proposed merger. Stockholders of Affinity Media and other interested persons are advised to read, when available, Affinity Media's proxy statement in connection with Affinity Media's solicitation of proxies for the special meeting to approve the merger because this proxy statement will contain important information. Such persons can also read Affinity Media's final prospectus, dated June 6th, 2006, as well as periodic reports filed with the SEC, for more information about Affinity Media, its officers and directors, and their interests in the successful consummation of this business combination. Information about the directors and officers of Hotels At Home as well as updated information about the directors and officers of Affinity Media will be included in the definitive proxy statement. The directors and officers of Affinity Media have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Affinity Media generally. The definitive proxy statement will be mailed to stockholders as of a record date to be established for the purpose of convening a special meeting to vote on this transaction. Stockholders and other interested persons will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the SEC, without charge, by visiting the SEC's website at (http://www.sec.gov).

Maxim Group LLC, the managing underwriter of Affinity Media's initial public offering ("IPO") consummated in June 2006, is assisting Affinity Media in its efforts and will receive approximately $843,750, the deferred portion of its underwriting discount from the IPO, as well as approximately $300,000 in cash and stock in financial advisory fees upon consummation of the merger.

HOTELSATHOME WORLDWIDE

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Affinity Media, Hotels At Home and their combined business after completion of the proposed transaction. Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Affinity Media's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Affinity Media's filings with the SEC. Affinity Media's filings with the SEC are accessible on the SEC's website at (http://www.sec.gov).

Forward-looking statements speak only as of the date they are made, and neither Affinity Media or Hotels at Home assures any obligation to update, amend or clarify any forward looking statements to reflect events, new information or circumstances occurring after the date heading. In particular, the anticipated timing and benefits of the consummation of the merger is uncertain and could be affected by many factors, including, without limitation, the following: the scope and timing of SEC and other regulatory agency review, Hotels At Home's ability to compete in the hospitality market where it conducts business; the availability of capital to Hotels At Home and its ability to effect growth strategies successfully; Hotels At Home's ability to pay principal and interest on its current and future debts; increases in interest rates and availability of mortgage financing; natural disasters; and changes in general economic, real estate and financial market conditions.

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. The financial statements of HAH have been audited by a PCAOB auditing firm and prepared in accordance with SEC regulations.

This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be non–GAAP financial measures within the meaning of Regulation G promulgated by the SEC. Management of Affinity Media believes that EBITDA, or earnings before interest, taxes, depreciation and amortization are appropriate measures of evaluating operating performance and liquidity, because it reflects the ability of Hotels At Home to meet capital expenditures and working capital requirements and otherwise meet its requirements as they become due. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Affinity Media ("AFMI") - Overview

- Special Purpose Acquisition Company (SPAC) raised $18.975M via June 2006 IPO
  - AFMI management made an equity investment of $1.5M before IPO
  - $6.00 Unit – 1 common & 2 warrants (OTCBB as AFMI as AFMIW)
  - As of June 30, 2007, $18.975M held in escrow - $6.00 per share for IPO shareholders
    - Shares outstanding: 4.2M
    - Warrants outstanding: 6.825M exercisable at $5.00 per share after completion of business combination, expiring in June 2010

- On July 24, 2007, Affinity Media entered into a definitive agreement to acquire Hotels at Home ("HAH") for a purchase price of $36M
  - $20M newly issued AFMI common shares – implied value of $5.70 per share
  - $16M in cash to HAH management

  - AFMI management shares subject to 3 year lockup from date of IPO
  - HAH management shares subject to 1 year lockup
  - Post merger ownership: AFMI - 55% / HAH - 45%
  - Expected close in Q1-08 and subsequent listing on NASDAQ

HOTELSATHOME WORLDWIDE

Transaction Highlights

- Industry pioneer and dominant publisher of in-room retail catalogues and branded websites for luxury hotels and resorts worldwide

- Partnerships with leading hotel chains including:
  - Westin, Hilton, Waldorf Astoria and Fairmont
  - Catalogs distributed by hotels in over 500,000 rooms
  - Manages entire retail program with "five star concierge service"

- Successful and dynamic growth strategy
  - Continued expansion of existing hotel partners in U.S. and overseas
  - New hotel partners in the U.S. and overseas
  - New expansion to gaming properties, cruise lines and guest reward programs
  - Platform for growth via acquisitions

- Strong financial performance
  - Revenues grew from $16.2M in 2005 to $24.9M in 2007E
  - Adjusted EBITDA[1] grew from $2.1M in 2005 to $3.6M in 2007E

- Attractive post merger valuation for investors
  - 2006 EV/EBITDA discount – 31.2% vs. peer group
  - 2007E EV/EBITDA discount – 29.4% vs. peer group

- Highly experienced management team
  - Over 100 yrs of combined publishing, sales, marketing & e-commerce experience

(1) Adjusted EBITDA – adjusted for extraordinary income and expenses that will not be continuing after deal closes, $279K in 2005, $257K in 2006 and 2007E of $75K

Company Overview

HOTELSATHOME
WORLDWIDE

Hotels at Home (HAH) - Overview

- Leading independent provider of retail publishing programs to the world's premier hotels
  - Enabling the world's top hotel brands to market products directly to their guests through published in-room catalogues and hotel branded websites


Shutters
BEACH STYLE


SO
BOUTIQUE


THE WALDORF COLLECTION

Hotels at Home
In-Room Catalogues

Unique Selling Propositions


white tea

- Exclusive product offerings – *available only via Hotels at Home programs*
  - Products include:
    Beds, pillows, bedding, towels, robes, artwork, toiletries, linens, spa amenities, and other specialty items

- Powerful brand name leveraging

- Hotel guests "try before they buy"
  - Experiencing and enjoying products during their stays - results in very low returns

HOTELSATHOME
WORLDWIDE

Company Milestones

1999	• Westin's "Heavenly Bed" fuels the emergence of hotel retail programs
2000	• Company begins operations as Hotel At Home, Inc. • Westin's Heavenly Bed program launches
2002	• Commences collateral and website development in-house
2003	• Company begins to experience dynamic sales growth
2004	• Established subsidiary in Paris, France to develop Sofitel business
2005	• Established distribution center in Toronto for Westin, Canada; launched website • Launched the Hilton and Doubletree retail program
2006	• Launched Nordstrom retail program for Westin • Launched Hampton Inn and Westin Europe programs
2007	• Launched Kimpton Hotels, Borgata Casino, Homewood Suites, Shutters and Fairmont • Signed with L'Auberge Casino

HOTELSATHOME
WORLDWIDE

Expanding Web Platform

Hilton Hotel Group



Sheraton Hotel & Resorts



Westin Hotel & Resorts



➢ Representative sample of hotel branded Web sites:

- www.westin.com/store
- www.fourpoints-hotelsathome.com
- www.sheraton-hotelsathome.com
- www.soboutique-hotelsathome.com
- www.larkspur.hotelsathome.com
- www.hilton-hotelsathome.com
- www.shopborgata.com
- www.fairmontstore.com
- www.korhotels.hotelsathome.com
- www.distinctlywaldorf.com
- www.wyndham-hotelsathome.com
- www.thebenjamin-hotelsathome.com
- www.affinia.hotelsathome.com
- www.shuttersbeachstyle.com
- www.shopldl.com
- www.homewoodcollection.com

Marketing Value For Hotel Partners

➢ HAH programs enable hotel partners to:
- Build brand loyalty
- Drive repeat hotel visits
- Generate revenues

At no additional cost to our partners



Compelling Investment Opportunity

Catalog Marketing Industry Overview

- Half of all consumers shop by catalogs and online
- Print catalogs considered the biggest factor in generating online orders
  - Consumers who receive catalogs are more likely to become online buyers
  - Consumer catalog sales to reach $98 billion in 2010 (U.S. Direct Marketing)
- Industry Metrics vs. HAH
    - 65% of HAH sales come from Internet
  - Average industry acquisition cost for one consumer is approximately $18
    - This is a cost HAH does not incur
  - Postage expenditures equal about 10% of income generated
    - A cost HAH does not incur
  - Industry estimates show average order is $100 to $150
    - HAH average order is $240

Sources:
Direct, Special Report: ParadyszMatera
U.S. Direct Marketing
Direct Marketing Association

Hospitality Industry Overview

- HAH benefits from hospitality industry growth
  - U.S. Hotel Industry had its most profitable year ever in 2006 – with over $133.4 Billion in revenue and $26.6 Billion in profit [1]
  - 136,000+ hotel rooms began construction in 2006, largest spike since 1994 [2]
  - U.S. Lodging industry spent record $5 billion in capital enhancements in 2006[2]
    - Design upgrades
    - Technology
    - Branded furniture
    - Branded equipment
    - Amenities & products







(1) Smith Travel Research
(2) Pricewaterhouse Coopers

Barriers to Entry

- HAH is the market leader with 39 hotel partner programs
  - 1,400,000 rooms under management by hotel partners
  - Catalog penetration into more than 500,000 rooms worldwide
  - European headquarters in Paris

Selected Hotel Partners

The Waldorf-Astoria	Westin Hotels & Resorts	Sheraton Hotels & Resorts	Crowne Plaza Hotels & Resorts
Sofitel Hotels & Resorts	DoubleTree Hotel	Borgata Hotel Casino & Spa Atlantic City	Four Points by Sheraton
Fairmont Hotels & Resorts	Noble House Hotels and Resorts	Kimpton	Hampton Inn
Pinnacle Entertainment	L'auberge du lac Casino Resort	Hilton	PHG Peabody Hotel Group

HOTELSATHOME WORLDWIDE

Competitive Advantages

1. Higher ROI relative to most catalogue publishing / direct marketing firms
2. Does not require additional working capital to finance growth
3. Strong and experienced management team
4. Multi-platform internal growth opportunities
5. Potential for growth through acquisition opportunities



HOTELSATHOME WORLDWIDE

1. Higher ROI

- Catalogue publishers / Direct marketers have 3 primary expenses which HAH does not:
  - Identifying and reaching targeted customers
    - HAH distributes catalogues at low cost, and only to potential buyers who have sampled the merchandise in a comfortable environment
    - HAH does not incur the industry average 10% postage expenditure
  - Dealing with returns
    - HAH buyers have already tested the merchandise
  - Purchasing excessive inventory to achieve strong margins
    - HAH utilizes partners buying power and pays bulk prices for small quantities
    - HAH maintains only 60 days of inventory; suffers from almost no excess

- HAH shares profits with its partners. This costs less than the above-mentioned expenses.

HOTELSATHOME WORLDWIDE

2. No Additional Working Capital

- HAH is cash flow positive
  - Is paid by credit card
  - Pays manufacturers on terms

- As HAH grows it enjoys several advantages including:
  - An increasing cash float
  - Incurring almost no bad debt
  - Very few customer returns
  - No additional working capital required





HOTELSATHOME WORLDWIDE

3. Strong Management

- **Michael Ware,** CEO & President, Co-Founder, Hotels at Home
  - 30 years marketing in hospitality industry
  - Co-founded Essential Amenities (Inc 500 member, #165)
- **Robin Ware,** COO, Co-Founder, Hotels At Home
  - 21 years marketing in hospitality industry
  - Co-founded Essential Amenities
- **Ray Romano,** CFO, Hotels At Home
  - 29 years marketing in hospitality industry
  - Co-founder and former CEO of Guest Supply
    - Took public on NYSE, eventually sold for $189M to SysCO

- **Peter Engel,** Chairman, CEO and Co-Founder of Affinity Media
  - 40 years marketing and M&A experience
  - Former group Vice President, Colgate Palmolive
- **Howard Cohl,** President and Co-Founder of Affinity Media
  - 17 years marketing, publishing and business development experience
  - Former President, Silverback Books
- **Mike Arthur,** Board of Directors, Affinity Media
  - Audit Committee, Einstein Noah Restaurant Group (NASDAQ: BAGL)
  - Former CEO, California Federal Bank
- **Marc Jaffe,** Board of Directors, Affinity Media
  - President, Pixfusion
  - Former Senior Vice President, Rodale

HOTELSATHOME
WORLDWIDE

4. Multi-Platform Internal Growth Opportunities


New property construction by existing partners
New partners: Fairmont Pinnacle others
Expansion within partner family of properties
New markets: International Cruise lines Casinos


Fairmont
HOTELS & RESORTS



Hilton
The Waldorf-Astoria
Hampton Inn
HOMEWOOD SUITES Hilton
EMBASSY SUITES HOTELS
DOUBLETREE







5. Acquisition Strategy and Opportunity

- Target 2 types of companies that have businesses complimentary to HAH:
  - Suppliers of products and services hotels can use and/or re-sell
    - Room re-furbishing
    - Amenities
    - Marketing
    - Travel packaging
    - Music and décor
    - Food and beverage
  - Traditional catalogue publishers, direct marketers, and/or web publishers that partner with premier brands outside the hospitality sector


Hospitality Sector
H A H
Premier Brands

  - AFMI will likely attract desirable acquisition targets
    - Publicly traded stock
    - Debt-free HAH balance sheet
    - HAH is cash flow positive

Comparative Analysis

Significant Value Creation

- Valuation of combined entity is at a significant discount to the market – leaving considerable upside potential

Affinity / Hotels at Home Combined Valuation	
(in millions of USD - except for share amount & price)	
New Shares Issued	3.51
Affinity Media Shares Common Outstanding (Treasury Method)	5.00
Combined Common Shares Outstanding (Treasury Method) (1)	8.51
Affinity Media Share Price	$6.00
Value of Total Common Shares	$51.06
Long Term Debt	$0.00
Combined Cash (2)	$4.10
Enterprise Value	$46.96

Transaction Multiples				
Enterprise Value / EBITDA	Hotels at Home	Peer Group	Discount	Arbitrage
EV/EBITDA 2006	14.3x	20.7x	31.2%	45.4%
EV/EBITDA 2007E	12.7x	18.0x	29.4%	41.6%

(1) Takes into account the approximately 6.8M warrants outstanding exercisable at $5.00
(2) Combined cash assumes that all investors will approve the proposed transaction with HAH

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. The financial statements of HAH have been audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data may be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

HOTELSATHOME WORLDWIDE

Public Peer Group Comps

- Affinity / HAH's public company comparable peer group set is defined as those in the Catalogue Publishing/Direct Marketing Industry

Symbol	Company	Overview
GSIC	GSI Commerce	E-commerce and fulfillment solutions for brands: NFL, MLB, NBA
VVTV	Value Vision Media	Catalog marketer of general merchandise (www.ShopNBC.com) with e-commerce distribution
REDE	Red Envelope	Catalog marketer of branded gifts with e-commerce distribution
PETS	Pet Med Express	Catalog marketer of medication for pets with e-commerce distribution
BDAY	Celebrate Express	Catalog marketer of birthday costumes with e-commerce distribution
GAIA	Gaiam	Lifestyle media and catalog marketer with e-commerce distribution
DLIA	dELIA's	Catalog & retailer marketer to teenagers with e-commerce distribution
DWRI	Design w/in Reach	Catalog marketer of home furnishings with e-commerce distribution
PCCC	PC Connection	Catalog marketer of computer products with e-commerce distribution

HOTELS AT HOME WORLDWIDE

Catalogue Publishing / Direct Marketing Peer Group

- Affinity / HAH's public company comparable peer group set is defined as those in the Catalogue Publishing/Direct Marketing Industry

Comparable Public Company Analysis: (Catalogue Publishing / Direct Marketing) (1)
($ in millions, except per share data)

Company Name	Symbol	Stock Price	Market Cap.	TEV / EBITDA 2006	TEV / EBITDA 2007E	TEV / EBITDA 2008E
Catalogue Publishing / Direct Marketing						
GSI Commerce Inc.	GSIC	$26.6	$1,232.7	46.1x	23.0x	15.5x
Gaiam Inc.	GAIA	$23.5	$594.1	24.6x	23.8x	18.7x
PC Connection Inc.	PCCC	$12.8	$352.1	8.0x	NA	NA
PetMed Express Inc.	PETS	$12.2	$310.4	10.5x	9.3x	8.6x
ValueVision Media Inc.	VVTV	$6.5	$237.9	24.9x	18.8x	12.8x
dELiA*s, Inc.	DLIA	$2.9	$93.3	10.4x	14.9x	4.6x
Celebrate Express Inc.	BDAY	$8.7	$69.6	NM	NA	NA
RedEnvelope Inc.	REDE	$5.3	$50.5	NM	NA	NA
Affinity Media / Hotels at Home (2)	AFMI	$5.7	$48.5	13.5x	12.3x	NA

	2006	2007E	2008E
High	46.1x	23.8x	18.7x
Average	20.7x	18.0x	12.0x
Median	17.5x	18.8x	12.8x
Low	8.0x	9.3x	4.6x

* Stock price reflective of the close on: (11/29/2007)
** I/B/E/S Earnings Estimates from Bloomberg a/o (11/29/2007)
*** All Outliers are excluded
(2) Reflects combined company financials
Source: Capital IQ and HAH internal company estimates

(1) The above is a list of public companies in the catalogue publishing / direct marketing industry, and does not intend to represent a complete list of potential industry peers.
(2) Affinity and Hotels at Home combined financials

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. The financial statements of HAH have been audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data may be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

Financial Highlights

Financial Model Overview



No additional working capital
Minimal Capital Expenditure
Minimal Capital Requirements
Significant Free Cash Flow
Enhances Shareholder Value

HOTELSATHOME
WORLDWIDE

Revenue, Income & EBITDA Growth

Hotels at Home - Revenues (in millions of USD)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$16.2
$20.8
$24.9
2005
2006
2007E

Hotels at Home – Adjusted EBITDA[1] (in millions of USD)



$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.0
$3.2
$3.6
2005
2006
2007E

Hotels at Home – Net Income[2] (in millions of USD)



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$1.7
$2.2
2005
2006
2007E

- **Significant business is locked into pre-existing relationships**

(1) Adjusted EBITDA – adjusted for extraordinary income and expenses that will not be continuing after deal closes. $279K in 2005, $257K in 2006 and 2007E of $75K
(2) Net Income assumes a corporate Tax Rate of 39%

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. The financial statements of HAH have been audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data may be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

HOTELSATHOME WORLDWIDE

Financial Highlights

- HAH has a record of strong steady performance

HOTELS AT HOME - INCOME STATEMENT (in $USD MM)					
	Yearly Changes			Mid-Year Changes	
	2005	2006	2007E	Jun 30-2006	Jun 30-2007
Revenues	**$16.2**	**$20.8**	**$24.9**	**$8.9**	**$11.4**
Gross Profits	**$10.1**	**$13.3**	**$16.1**	**$5.6**	**$7.3**
Margins	62.3%	63.9%	64.8%	62.8%	63.9%
Adjusted EBITDA (1)	**$2.0**	**$3.2**	**$3.6**	**$1.1**	**$1.6**
Margins	12.3%	15.4%	14.5%	12.8%	13.8%
Net Income (2)	**$1.0**	**$1.7**	**$2.2**	**$0.6**	**$0.9**
Margins	6.2%	8.3%	8.7%	6.7%	8.2%

(1) Adjusted EBITDA – adjusted for extraordinary income and expenses that will not be continuing after deal closes. $279K in 2005, $257K in 2006 and 2007E of $75K
(2) Net Income assumes a corporate Tax Rate of 39%
All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. Prior to filing of the definitive proxy statement by Affinity, the financial statements of HAH shall be re-audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data may be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

HOTELSATHOME WORLDWIDE

Internal Growth Opportunity



500K Rooms with HAH catalogues $25m revenue (2007E)
1.4MM Rooms Owned by current HAH partners (1)
3.8MM Rooms Owned by 10 largest hotel brands
5.5MM Rooms Owned by all hotel brand chains
8.9MM Rooms Owned by hotels all around the world (2)
Current Penetration
No Major Competition

(1) Internal HAH company estimates
(2) Smith Travel Research

Summary

Transaction Highlights

- Dominant, first-to-market provider of in-room and online retail programs for luxury hotels and resorts worldwide
- Tremendous growth potential through domestic and international expansion
- Ideal platform for growth via acquisition
- Rapidly growing revenues and cash flows
- Profitable business model and solid cash conversion
- Strong balance sheet and no debt
- Proven track record and experienced management team

HOTELSATHOME

WORLDWIDE

Thank You